July 5, 2000


Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Dollar Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the main office of the Company, 893 Franklin Avenue, Newark, New Jersey, at 4:00 p.m., local time, on July 15, 2000.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Fontanella and Babitts as the Company's auditors for fiscal year ending March 31, 2001.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Robert DeMane

Robert DeMane
President and Chief Executive Officer

                              Dollar Bancorp, Inc.
                               893 Franklin Avenue
                            Newark, New Jersey 07107
                                 (973) 483-0001

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On July 15, 2000

     Notice is hereby given that the Annual Meeting of Dollar Bancorp, Inc., (the "Company") will be held at the main office of the Company, 893 Franklin Avenue, Newark, New Jersey, on July 15, 2000 at 4:00 p.m., local time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of two Directors to the Board of Directors;

          2. The ratification of the appointment of Fontanella and Babitts as auditors for the Company for the fiscal year ending March 31, 2001; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on June 25, 2000, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                              By Order of the Board of Directors

                                              /s/ Susan Velardi

                                              Susan Velardi
                                              Secretary
July 5, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                              Dollar Bancorp, Inc.
                               893 Franklin Avenue
                               Newark, New Jersey
                                 (973) 483-0001


                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 15, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Dollar Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the main office of the Company, 893 Franklin Avenue, Newark, New Jersey, on July 15, 2000, at 4:00 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about July 5, 2000.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock") as of the close of business on June 25, 2000 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 76,000 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of votes cast, without regard to either broker non- votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes present at the Annual Meeting in person or by proxy is required for ratification of Fontanella and Babitts as the Company's auditors. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present, but will not be counted as votes in favor of Proposal II.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by Directors individually, by executive officers individually, by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.

                                         Amount of Shares
                                         Owned and Nature      Percent of Shares
     Name and Address of                   of Beneficial        of Common Stock
      Beneficial Owners                    Ownership (1)          Outstanding
   ----------------------              ------------------      -----------------

Directors and Officers (2):

David J. Breitkopf                              --                      --
Robert DeMane                                7,560                    9.95%
Susan Velardi                                   --                      --
Ira Geller                                      --                      --
Karin Meyer                                     --                      --
Alex Velto                                      --                      --

All Directors and Executive Officers         7,560                    9.95%
  as a Group (6 persons)

Principal Stockholders:

Robert DeMane                                7,560                    9.95%
983 Franklin Avenue
Newark, New Jersey 07107
-----------------------------

(1) A person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.
(2) The mailing address for each person is listed as 893 Franklin Avenue, Newark, New Jersey, 07107.


--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of six members. The Company's bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two Directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated Robert DeMane and Karin Meyer to serve as Directors for three-year periods, both of whom are currently members of the Board of Directors.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                         Shares of
                                                                                       Common Stock
                                                                                       Beneficially
                                      Positions            Director    Current Term    Owned on          Percent
     Name (1)           Age             Held               Since (2)     to Expire    Record Date (3)   Of Class
   -------------    ---------    ------------------       -----------    ---------    ----------------  --------

                                    NOMINEES

Robert DeMane           54       President, Chief Executivd  1985          2000          7,560           9.95%
                                 Officer and Director
Karin Meyer             57            Director               1991          2000             --             --

                         DIRECTORS CONTINUING IN OFFICE

Ira Geller              61            Director               1985          2001             --             --
Alex Velto              53            Director               1995          2001             --             --
David J. Breitkopf      72      Chairman of the Board        1958          2002             --             --
Susan Velardi           34    Vice President, Secretary      1992          2002             --             --
                                    and Director

(1) The mailing address for each person listed is 893 Franklin Avenue, Newark, New Jersey, 07107.
(2) Reflects initial appointment to the Board of Trustees of the mutual predecessor of Dollar Savings Bank (the "Bank").
(3) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."

     The principal occupation during the past five years of each director and executive officer is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

         Robert DeMane is the Company's President and Chief Executive Officer. Prior to his appointment as President in 1995, Mr. DeMane served as a consultant to the Bank and served as President of ATS, a transportation brokerage business.

     Ira Geller is an accountant with the Firm of Harold Grossman in West Orange, New Jersey.

     Alex Velto is a financial consultant with Merrill Lynch and Co.

     David J. Breitkopf is the Chairman of the Board. Until his retirement in 1997, Mr. Breitkopf was practicing law as a sole practitioner. Mr. Breitkopf served as the Bank's President from 1991 until 1995.

     Susan Velardi serves as the Company's Vice President and Secretary.

     Karin Meyer is self-employed, and until recently was the owner of Meyer's Bakery in Sparta, New Jersey.

Ownership Reports by Officers and Directors

     The Common  Stock of the  Company is  registered  with the SEC  pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3,4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended March 31, 2000.

Meetings and Committees of the Board of Directors

     The Board of Directors met 12 times during the year ended March 31, 2000. During fiscal 2000, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Bank has a standing Audit Committee, which meets as needed to review the books and financial records of the Bank. The Audit Committee also makes decisions regarding the retention of the Bank's independent auditors, and reviews the results of the audit and determines what actions, if any, are needed. The Committee is composed of the Board of Directors. The Audit Committee met once during fiscal 2000.

     The Company's entire Board of Directors acts as the Nominating Committee for nominating directors to serve on the Board. The Board of Directors met once during fiscal 2000 in its capacity of the Nominating Committee.

     The entire Board of Directors establishes salaries and compensation of the Bank's personnel.

Directors' Compensation

     During fiscal 2000, all directors received a fee of $300 per month for serving on the Board of Directors of the Bank. Directors do not receive any additional fees for serving on the Board of Directors of the Company, or for attending special board meetings or for participation on committees.

Executive Compensation

     The Company does not pay compensation to its officers. The following table sets forth certain information as to the total remuneration paid by the Bank to Mr. DeMane, the Bank's chief executive officer for the fiscal years ended March 31, 2000, 1999 and 1998. No officer of the Company received cash compensation exceeding $100,000 in fiscal 2000.


                                                SUMMARY COMPENSATION TABLE
==========================================================================================================================
                                                                                     Long-Term
                          Annual Compensation                                   Compensation Awards
----------------------------------------------------------------------   --------------------------------
                         Fiscal                               Other      Restricted
                          Years                               Annual        Stock     Options/                All Other
       Name and           Ended      Salary      Bonus     Compensation   Award(s)      SARs                Compensation
  Principal Position    March 31       ($)        ($)          ($)           ($)        (#)      Payouts         ($)
==========================================================================================================================
Robert DeMane,            2000          61,464    --                  --     --         --         --            --
President and Chief       1999          61,464    --                  --     --         --         --            --
Executive Officer         1998          61,464    --               8,500     --         --         --            --

==========================================================================================================================

Benefits

     The Bank currently provides health care benefits, including medical, disability and dental, subject to certain deductibles and copayments by employees, a retirement plan and group life insurance to its employees.

Transactions With Certain Related Persons

     The Company has no loans outstanding to its directors, officers or employees. The Company has a policy of not granting loans to directors or employees.

--------------------------------------------------------------------------------
              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company has approved the engagement of Fontanella and Babitts to be the Company's auditors for the 2001 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Fontanella and Babitts, for the Company's fiscal year ending March 31, 2001. A representative of Fontanella and Babitts is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of Fontanella and Babitts, as the auditors for the 2001 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Fontanella and Babitts as auditors for the 2001 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 893 Franklin Avenue, Newark, New Jersey 07107, no later than March 8, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted by the SEC under the Securities Exchange Act of 1934.

     Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to bring a proper subject of business before the meeting, must do so by a written notice timely received not later than 5 days in advance of such meeting by the Secretary of the Company.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2000, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO SUSAN VELARDI, SECRETARY, DOLLAR BANCORP, INC., 893 FRANKLIN AVENUE, NEWARK, NEW JERSEY 07107, (973) 483-0001.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Susan Velardi

                                         Susan Velardi
                                         Secretary
Newark, New Jersey
July 5, 2000

                                 REVOCABLE PROXY

                              DOLLAR BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 15, 2000

     The undersigned hereby appoints the full Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's main office, 893 Franklin Avenue, Newark, New Jersey on July 15, 2000, at 4:00 p.m. Eastern Standard Time. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:



                                                                          VOTE
                                                         FOR            WITHHELD
                                                         ---            --------
                                                     (except as
                                                      marked to
                                                    the contrary
                                                       below)




1.   The election as Directors of all nominees          |_|               |_|
     listed below.

                           Robert DeMane
                           Karin Meyer

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.


------------------------------

------------------------------


                                                         FOR   AGAINST   ABSTAIN
2.  The ratification of Fontanella and Babitts as the    ---   -------   -------
    Company's independent auditor for the fiscal year
    ended March 31, 2001.                                |_|     |_|       |_|



The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated July 5, 2000, and audited financial statements.

Dated: _________________________              ---  Check Box if You Plan
                                              ---  to Attend Annual Meeting

-------------------------------               ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER

-------------------------------               ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.